FORM 8K/A-1

                       SECURITIES AND EXCHANGE COMMISSION
                           450 FIFTH STREET NORTHWEST
                              WASHINGTON, DC 02549


                       AMENDMENT TO APPLICATION OR REPORT

                 Filed pursuant to Section 12, 13, or 15 (d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 31, 1998


                          ASPEN EXPLORATION CORPORATION
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


                                 AMENDMENT NO. 1

     The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K as set forth in the pages attached hereto.

                                     ITEM 7.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              ASPEN EXPLORATION CORPORATION
                                                       (Registrant)


                                              By   /s/ R. V. Bailey
                                                   -----------------------------
                                                       R. V. Bailey, President


Date:  September 28, 1998


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                           GORDON, HUGHES & BANKS, LLP
                       6851 South Holly Circle, Suite 125
                            Englewood, Colorado 80112


                          INDEPENDENT AUDITORS' REPORT





To the Board of Directors
Aspen Exploration Corporation and Subsidiaries
Denver, Colorado



     We have audited the accompanying statement of revenue and direct expenses of the assets acquired from D. E. Craggs, Inc. for the year ended June 30, 1998. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above present fairly, in all material respects, the results of operations for the assets acquired from
D. E. Craggs, Inc. for the year ended June 30, 1998, in conformity with generally accepted accounting principles.





                                        GORDON, HUGHES & BANKS, LLP


Englewood, Colorado
August 31, 1998

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                          ASPEN EXPLORATION CORPORATION
                     STATEMENT OF REVENUE AND DIRECT EXPENSE
                 OF THE ASSETS ACQUIRED FROM D. E. CRAGGS, INC.
                        FOR THE YEAR ENDED JUNE 30, 1998






Oil & Gas Revenue                                                        $44,690
                                                                         -------



Lease Operating Expense                                                   11,811
                                                                         -------

                                                                          11,811
                                                                         -------

Excess of Revenue over
direct Expenses                                                          $32,879
                                                                         =======






                        See Notes to Financial Statements

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                          ASPEN EXPLORATION CORPORATION
                NOTES TO STATEMENT OF REVENUE AND DIRECT EXPENSES
                 OF THE ASSETS ACQUIRED FROM D. E. CRAGGS, INC.

Note 1 - Summary of significant accounting policies
         ------------------------------------------

     On July 16, 1998, Aspen Exploration Corporation acquired a net 21% working interest (16.17% net revenue interest) in two natural gas units, the Johnson and Gay Units, in addition to a 5.00% royalty interest in the Gay Unit, located in Tehama and Glenn Counties, California. Aspen acquired a 100% working interest in the two properties from D. E. Craggs, Inc., an unaffiliated third party for $275,000 in cash and 275,000 shares of Aspen's restricted common stock valued at $1.00 per share. Simultaneously with the acquisition Aspen sold a 79% working interest in the two prospects to certain unaffiliated and three affiliated purchasers for a total price of $477,950 ($6,050 per one percent working interest, as compared to Aspen's purchase price of $5,500 per one percent working interest). The affiliated purchasers are Aspen's president, R.V. Bailey, vice president, Robert Cohan, and consulting accountant, Ray Davis, who acquired working interests of 3%, 2%, and 5%, respectively.

     The effective date of the acquisition and disposition was June 30, 1998. Pursuant to the agreement with Craggs, Aspen paid Craggs 25% of the cash and stock at the closing ($68,750 and 68,750 shares) and is obligated to pay an additional 25% (plus interest on the cash from the date of closing at the daily rate of 0.015%) in January 1999, 2000, and 2001. The affiliates who purchased the working interests from Aspen paid their entire purchase price prior to the closing.

     The Johnson Unit in Tehama County, California, consists of 660 acres including 3 wells producing natural gas from the Tehama, Kione, and Forbes formations at the rate of 250 thousand cubic feet per day (Mcf/D). Based on an engineering estimate prepared by Cecil Engineering, Inc., the net reserves attributable to Aspen's remaining 21% interest in the Johnson Unit are 161,425 Mcf as of June 30, 1998.

     The Gay Unit in Glenn County, California, consists of 615 acres including 3 wells producing natural gas from the Kione and Forbes formations at the rate of 70 Mcf/D. Based on an engineering estimate prepared by Cecil Engineering, Inc., the net reserves attributable to Aspen's remaining 21% interest in the Gay Unit are 58,827 Mcf as of June 30, 1998.



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                          ASPEN EXPLORATION CORPORATION
                NOTES TO STATEMENT OF REVENUE AND DIRECT EXPENSES
                 OF THE ASSETS ACQUIRED FROM D. E. CRAGGS, INC.
                                   (CONTINUED)

     Prior to the closing, Aspen structured the terms of the acquisition with the other working interest participants. At the closing, Aspen delivered an aggregate 79% working interest (60.83% net revenue interest) to the other working interest participants and retained a 21% working interest (16.17% net revenue interest in the Johnson and Gay Units, in addition to a 5.00% royalty interest in the Gay Unit) itself. Prior to the reassignment by Aspen to the other working interest owners, Aspen assigned a royalty interest to the Aspen employees pursuant to the terms of Aspen's Amended Royalty and Working Interest Plan.

     Aspen believes several of the wells located on the Johnson and Gay Units may have gas potential in zones behind-pipe. These zones will be perforated in the future and may lead to increased gas production. Aspen also plans to shoot a 3-D seismic survey over the properties which could identify additional drilling locations.

Note 2 - Major customers
         ----------------

Gas revenues were derived from one purchaser.

Note 3 - Unaudited oil and gas reserve quantities
         ----------------------------------------

The following unaudited reserve estimates presented as of June 30, 1998 were prepared by independent petroleum consultants. There are many uncertainties inherent in estimating proved reserve quantities and in projecting future production rates and the timing of development expenditures. In addition, reserve estimates of new discoveries that have little production history are more imprecise than those of properties with more production history. Accordingly, these estimates are expected to change as future information becomes available.

Proved oil and gas reserves are the estimated quantities of crude oil, condensate, natural gas and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions.

Proved developed oil and gas reserves are those reserves expected to be recovered through existing wells with existing equipment and operating methods.




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                          ASPEN EXPLORATION CORPORATION
                NOTES TO STATEMENT OF REVENUE AND DIRECT EXPENSES
                 OF THE ASSETS ACQUIRED FROM D. E. CRAGGS, INC.
                                   (CONTINUED)

Unaudited net quantities of proved and proved developed reserves of crude oil (including condensate) and natural gas (all located within the United States) are as follows:

         Changes in proved reserves                           (MCF)
         --------------------------                       -----------
                                                         (in thousands)

         Estimated quantity, June 30, 1997                     239
           Revisions of previous estimates
           Acquisitions
           Production                                          (19)
                                                              ----

         Estimated quantity, June 30, 1998                     220
                                                              ====


Proved reserves                     Developed    Undeveloped          Total
  at year end                       ---------    -----------          -----
---------------                           (in thousands)

Gas (MCF)
  June 30, 1997                       187             52               239
  June 30, 1998                       168             52               220

Unaudited standardized measure
------------------------------

The following table presents a standardized measure of the discounted future net cash flows attributable to the Company's proved oil and gas reserves. Future cash inflows were computed by applying year-end prices of oil and gas to the estimated future production of proved oil and gas reserves. The future production and development costs represent the estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves, assuming continuation of existing economic conditions. Future income tax expenses were computed by applying statutory income tax rates to the difference between pre-tax net cash flows relating to the Company's proved oil and gas reserves and the tax basis of proved oil and gas properties and available net operating loss carryforwards. Discounting the future net cash inflows at 10% is a method to measure the impact of the time value of money.



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                          ASPEN EXPLORATION CORPORATION
                NOTES TO STATEMENT OF REVENUE AND DIRECT EXPENSES
                 OF THE ASSETS ACQUIRED FROM D. E. CRAGGS, INC.
                                   (CONTINUED)

                                                                Year Ended
                                                              June 30, 1998
                                                              -------------
                                                              (in thousands)

Future cash inflows                                                $454
Future production and
  development costs                                                (174)
Future income tax
  expense (1)                                                        --


Future net
  cash flows                                                        280

10% annual discount
  for estimated timing
  of cash flows                                                    (103)
                                                                   ----


Standardized measure
  of discounted future
  net cash flows                                                   $177
                                                                   ====


(1)   Net operating loss carryforward exceeds future net cash flows.

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                          ASPEN EXPLORATION CORPORATION
                NOTES TO STATEMENT OF REVENUE AND DIRECT EXPENSES
                 OF THE ASSETS ACQUIRED FROM D. E. CRAGGS, INC.
                                   (CONTINUED)


The following presents the principal sources of the changes in the standardized measure of discounted future net cash flows:


                                                                Year Ended
                                                              June 30, 1998
                                                              (in thousands)

         Standardized measure of
           discounted future net
           cash flows, beginning
           of year                                                $  202
                                                                  ------

         Sales and transfers of
           oil and gas produced,
           net of production
           costs                                                     (33)

         Net changes in prices
           and production costs
           and other                                                 (10)

         Other                                                         -

         Accretion of discount                                        18
                                                                  ------

                                                                     (25)
                                                                  ------
         Standardized measure
           of discounted future
           cash flows, end of
           year                                                   $  177
                                                                  ======





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                          Condensed Pro Forma Combined
                          ----------------------------
                             Statement of Operations
                             -----------------------

The following unaudited condensed pro forma combined balance sheet and condensed pro forma combined statement of operations for the year ended June 30, 1998 is presented to show the effects of the acquisition of certain oil and gas producing properties (the "Properties") by Aspen Exploration Company ("Aspen") as if the acquisition had taken place on July 1, 1997. The acquisition, which occurred on July 16, 1998, is accounted for as a purchase. The financial information for Aspen for the year ended June 30, 1998 is derived from its Form 10-KSB as filed for that period and should be read in conjunction with this statement. Additionally, Form 8-K, filed by the Company of July 31, 1998 and which describes the acquisition of the properties in detail, should also be read in conjunction with this statement.

The pro forma results of operations are not necessarily indicative of the results of operations that would actually have occurred if the transaction had been effective as of July 1, 1998.


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

                                           ASPEN EXPLORATION CORPORATION
                                    CONDENSED PRO FORMA COMBINED BALANCE SHEET
                                             YEAR ENDED JUNE 30, 1998
                                                    (UNAUDITED)



                                          HISTORICAL                  ADJUSTMENTS                      PRO FORMA
                                           ASPEN                DEBIT               CREDIT              COMBINED
                                           -----                -----               ------              --------

ASSETS
------

CURRENT ASSETS                         $   568,035      (2) $   477,950       (1) $    68,750          $   977,235

INVESTMENT IN OIL AND GAS
  PROPERTIES AT COST, NET OF
  DEPLETION AND VALUATION
  ALLOWANCE                                675,619      (1)     550,000       (2)     477,950              747,669

  PROPERTY AND EQUIPMENT, AT
  COST, NET OF DEPRECIATION                 50,578                                                          50,578

  UNDEVELOPED MINING PROPERTIES             27,826                                                          27,826

  OTHER ASSETS                             262,714                                                         262,714
                                       -----------          -----------           -----------          -----------
                                       $ 1,584,772                                                     $ 2,066,022
                                       ===========                                                     ===========

LIABILITIES AND STOCKHOLDERS'
  EQUITY

  CURRENT LIABILITIES                      618,769                                                         618,769

  LONG TERM NOTES PAYABLE                  280,360                            (1)     206,250              486,610

  STOCKHOLDERS' EQUITY                      24,581                            (1)       1,375               25,956

  CAPITAL IN EXCESS OF PAR VALUE         5,677,977                            (1)     273,625            5,951,602

  ACCUMULATED DEFICIT                   (5,016,915)                                                     (5,016,915)
                                       -----------          -----------           -----------          -----------

                                       $ 1,584,772          $ 1,027,950           $ 1,027,950          $ 2,066,022
                                       ===========          ===========           ===========          ===========





                          SEE NOTES TO CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS


                                                          10




                                           ASPEN EXPLORATION CORPORATION
                               CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                             YEAR ENDED JUNE 30, 1998
                                                    (UNAUDITED)

                                                                                         PRO FORMA
                                                    HISTORICAL                          ADJUSTMENTS                 PRO FORMA
                                              ASPEN           PROPERTIES           DEBIT           CREDIT            COMBINED
                                              -----           ----------           -----           ------            --------

REVENUES

  OIL & GAS                                 $ 739,426         $  44,690                                              $ 784,116
  FEES AND EQUIPMENT RENTAL                   124,162                                                                  124,162
  INTEREST                                     19,523                                                                   19,523
  OTHER INCOME                                 27,713                                                                   27,713
                                            ---------         ---------                                              ---------
                                              910,824            44,690                                                955,514
                                            ---------         ---------                                              ---------

COSTS & EXPENSES

  OIL & GAS PRODUCTION                         75,775            11,811                                                 87,586
  DEPRECIATION, DEPLETION & AMORTIZATION      119,653                            (3)    5,640                          125,293
  SELLING, GENERAL & ADMINISTRATIVE           575,955                            (4)    2,000                          577,955
  INTEREST EXPENSE                             28,903                                                                   28,903
                                            ---------         ---------              --------         -------        ---------
                                              800,286            11,811                 7,640              0           819,737
                                            ---------         ---------              --------         -------        ---------


NET INCOME                                  $ 110,538         $  32,879               $(7,640)        $    0          $135,777
                                            =========         =========              ========         =======         ========

BASIC EARNINGS PER COMMON SHARE             $     .02               N/A                                               $     .03
                                            =========         =========                                               =========

DILUTED EARNINGS PER COMMON SHARE           $     .02               N/A                                               $     .03
                                            =========         =========                                               =========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                   4,687,342                                                                 4,687,342
                                            =========                                                                 =========


                          SEE NOTES TO CONDENSED PRO FORMA COMBINED FINANCIAL STATEMENTS


                                                        11

          NOTES TO CONDENSED PRO FORMA COMBINED STATEMENT OF OPERATIONS

(A) Pro forma adjustments:

          (1)  To record the  purchase  of the Johnson and Gay gas units from D.
               E. Craggs, Inc. on July 16, 1998 for $275,000 in cash and 275,000 shares of the Company's common stock.

          (2) To record the sale of 79% of the Johnson and Gay units third parties for $477,950 in cash.

          (3) To record depletion and amortization on the properties acquired, using the full cost method. Depletion and amortization of the properties valued at $72,050 is computed using a unit-of-production method based on proved reserves as determined by independent engineers.

          (4) Estimated accounting and legal costs associated with SEC filings regarding the acquisition.

(B) Pro forma income per share:

     The basic earnings per common share is based on the weighted average number of common shares outstanding for the period presented.



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Item 7.  Financial Statements

     (i) Financial statements for assets acquired are provided herein by this Form 8K\A-1 Amendment to Form 8-K Current Report dated and filed on July 31, 1998, as allowed by Item 7(a) (4).

     (ii) Exhibits

          (1) Incorporated by reference on Form 10-K dated June 30, 1998 (filed on September 28, 1998).

          (2) Incorporated by reference to Acquisition Agreement relating to the D. E. Craggs, Inc. properties dated June 30, 1998 (filed on July 31, 1998).

          (3) Incorporated by reference on Form 8-K dated and filed on July 31, 1998.


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